                                                                   Exhibit 10.20
================================================================================



                              CDPD DATA NATIONAL
                               SERVICE AGREEMENT


                                 PREPARED  FOR



                                  @ROAD, INC.


================================================================================

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                              CDPD DATA NATIONAL
                               SERVICE AGREEMENT



                               TABLE OF CONTENTS

          I.    Agreement

          II.   Exhibit A - GTEW Markets

          III.  Exhibit B - Service and Pricing

                                 @ ROAD, INC.
                              CDPD Data National
                               Service Agreement

-------------------------------------------------------------------------------

This CDPD Data National Service Agreement (this "Agreement") is between GTE Wireless Incorporated on its behalf and on behalf of its affiliates and partnership interests (collectively referred to as "GTEW") and @Road, Inc. ("Customer") for the provision of Cellular Digital Packet Data Services ("CDPD Services") in those markets (the "Markets") set forth on Exhibit A hereto, as modified from time to time by GTEW. The parties agree as follows:

1. Term. The term (the "Term") of this Agreement shall be for an initial period of one (1) year, which shall commence as set forth in Section 15. Upon the expiration of the initial period, this Agreement shall automatically and perpetually renew for additional periods of one (1) years each, unless canceled by either party upon written notice given to the other party at least sixty (60) days prior to the expiration of the initial term and any renewal term then in effect. If at any time during the Term Customer desires to enter into a different relationship with GTEW, GTEW agrees to negotiate in good faith with the Customer to enter into a contract for such different relationship, which contract will supersede and replace this Agreement, unless otherwise agreed to by the parties.

2. Service Pricing. Pricing for CDPD Services will be in accordance with the Pricing Plan that is attached hereto and incorporated herein as Exhibit B. It is specifically acknowledged and agreed by the parties that GTEW cannot and will not attempt to set, influence or determine the service rates or pricing of other carriers.

3. Specification of Service. GTEW or an affiliate company will provide and procure for Customer CDPD Services for Customer's use in the Markets. In the event that any Market is sold or otherwise divested by GTEW, then GTEW shall have no obligation to continue providing CDPD Services to Customer. The areas effectively served may be subject to transmission limitations caused by atmospheric and other natural or artificial conditions, including the type and condition of Customer's equipment. GTEW assumes no responsibility to Customer or its CDPD Services users for marginal transmissions arising from or related to interruptions or limitations caused by any natural, atmospheric or artificial causes. The names assigned to GTEW's CDPD Services, "Coverage" and "Local, State, Regional and National" are representative terms that do not imply or denote that actual CDPD Services coverage is co-terminous with these respective geographical areas. In any geographical area there may be sections in which CDPD Services coverage does not exist.

4. Support Services. GTEW will provide technical assistance to Customer, but not directly to Customer's end users, through its National Customer Support Center.

     Customer will provide GTEW with contacts and dispatch information to facilitate appropriate response to interruptions of CDPD Services. GTEW will work in good faith to develop and implement a procedure that will enable it to notify Customer of scheduled and unscheduled network outages that are expected to last more than four hours and that affect Customer's CDPD Services.

5. Minimum Commitment. Customer agrees: (a) to activate no fewer than two thousand five hundred (2,500) network entity identifier ("NEIs"; each is an "NEI"), which is an Internet protocol address identifying a CDPD user, within six months of the commencement date hereof as set forth in Section 15, and (b) to maintain each of the NEIs for a period of at least one year after its date of activation (such one-year period is the "NEI Term"), provided however, that Customer shall not be penalized for any deactivation due to hardware problems, provided that a substitute NEI is activated at any time during the NEI Term to replace any such deactivation and provided that the number of such deactivations does not exceed five percent (5%) of Customer's total NEIs. For each NEI that is deactivated before the end of the NEI Term. Customer agrees to pay to GTEW the amount of the monthly access fee for the appropriate pricing tier for the month of the NEI deactivation times the number of months remaining in the NEI Term. If the minimum 2,500 NEIs have not been activated within six months of the commencement date hereof, then the tiered pricing associated with the 2501 units and above will not be available to Customer.

     Notwithstanding the above, Customer shall be permitted to disconnect any NEI within 30 days of its activation without liability for the early termination provision set forth above.

6. NEIs. In connection with its provision of CDPD Services hereunder, GTEW shall provide Customer with an NEI for each user device. Customer shall acquire no proprietary interest in any such NEI designated for its use, and GTEW reserves the right to change such NEIs or to re-assign such NEIs to other customers.

7. Equipment/Settings. GTEW may, but shall not be obligated to, make available CDPD equipment (the "Equipment") for purchase by Customer. In such event, GTEW will provide to Customer the terms and conditions for the purchase of such Equipment. Customer agrees that, if it fails to make the required configuration to select GTEW CDPD Services and therefore uses the CDPD services of another carrier instead of the CDPD Services of GTEW, Customer will be responsible for visiting charges of [*] per kilobyte for said usage as described herein.

8. Data Services Reporting and Billing. For CDPD Services charges, payment terms are as follows:

          Payment for CDPD Services is due within thirty (30) days of the date of invoice. Overdue balances shall accrue a late payment fee equal to the lesser of one and one-half percent (1 1/2%) per month on any amount not paid when due, or the highest amount allowable by applicable state law or tariff. The fee shall be paid every month on all outstanding overdue balances, and shall be prorated for each day that the payment is overdue. Such late payment fee will not be compounded monthly, if timely payment is not received in full, GTEW may, at its sole option and without limiting any other remedy available under law or in this Agreement,

* CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

          disconnect CDPD Services, subject to a reconnection charge for service restoration. Customer must meet GTEW's established credit criteria in order to receive CDPD Services hereunder.

          In the event that Customer reasonably disputes any portion of an invoice, then Customer shall nevertheless pay the undisputed portion of the bill in a timely manner. As to the disputed portion, Customer shall, within thirty (30) days of its receipt of the invoice involved:
          (1) notify the Finance Department of GTEW that Customer disputes certain portions of the invoice and identify the disputed items; (2) advise GTEW of the basis of the dispute; and (3) provide GTEW with such documentation as it has to support its position. Within thirty
          (30) days of its receipt of the preceding from Customer, GTEW shall provide Customer with a written response, including any documentation GTEW has to support its position. If the exchange of communications does not resolve the dispute, then a representative of each party with authority to settle the dispute shall meet at a mutually agreed upon time and place within thirty (30) days of the date of GTEW's response for the purpose of resolving the dispute. If the party representatives are unable to resolve the dispute, then the parties are free to pursue other alternatives, legal or equitable, to resolve the matter.

9. Taxes. Prices set forth herein are exclusive of all federal, state, municipal or other government, excise, sales, use, occupational, or like taxes. The amount of any present or future tax applicable to the sale of the Equipment or CDPD Services shall be paid by the Customer or, in lieu thereof, the Customer shall furnish GTEW with a tax-exemption certificate acceptable to the appropriate tax authorities. Sales taxes payable for services for each NEI hereunder are calculated according to the location of the home Market for such NEI.

10. Limitation of Liability. GTEW shall not be liable to Customer or to CDPD Services users for interruptions caused by failure of equipment or CDPD Services, failure of communications, power outages, or other interruptions not within the complete control of GTEW. There shall be no credits, reductions or setoff against the charges for CDPD Services for downtime or interruption of CDPD Services unless such CDPD Services Interruption exceeds twenty, four (24) hours in duration. GTEW shall provide Customer with a credit equal to one-thirtieth (1/30) of the recurring monthly charge for CDPD Services for each twenty-four (24) hour period from the time of notice of interruption until CDPD Services restoration, provided that Customer timely notifies GTEW of the CDPD Services interruptions.

     The liability of GTEW for any cause whatsoever, including but not limited to any failure or disruption of CDPD Services provided under this Agreement, regardless of the form of action, whether in contract or tort or otherwise, shall be limited to an amount equivalent to charges payable by Customer under this contract for the services or products furnished hereunder during the period such claim arose.

     Notwithstanding any provision contained herein, GTEW shall not be liable to Customer, or to its users of CDPD Services, for any special, incidental, consequential or punitive damages of any kind, including, but not limited to, loss of business opportunity, loss of profits, or loss of use of the Equipment. Notwithstanding any provision contained herein, Customer shall not be liable to GTEW for any special, incidental, consequential or punitive damages of any kind, including but not limited to loss of business opportunity or loss of profits.

11.    Confidentiality

       A. Non-Disclosure of Agreement Terms. Neither party will make any
          ---------------------------------
disclosure regarding the terms of this Agreement or the business arrangements described herein without obtaining the prior written consent to the other party; provided however, that (i) the parties may communicate with end-users and
         -------
prospective end-users to the extent reasonably required to perform hereunder (but will obtain prior written approval of the other party hereto before identifying such party in advertisements, mass mailings or general publicity);
(ii) after notice to the other party, each party will be permitted to make such disclosures as are required by legal requirements, which include but are not limited to court orders, or regulatory requirements applicable to, and beyond the reasonable control of, the party; and (iii) either party may disclose the terms of this Agreement and the business arrangements described herein to employees of their affiliates who have a need to know, so long as such affiliate employees are advised of and agree to be bound by the provisions of this Section 11.

       B. Confidential Information. The parties recognize that in the course
          ------------------------
of performing this Agreement, both parties will have access to certain confidential or proprietary information belonging to the other and each desires that any such confidential and proprietary information remain confidential. Each party agrees that, both during the term hereof and for a period of three (3) years after the termination of this Agreement, such party will use the same care it uses to protect its own confidential proprietary information, but in no event less than reasonable care, to prevent the disclosure and to protect the confidentiality of both (i) written information received from the other party that is marked or identified as confidential, and (ii) oral or visual information identified as confidential at the time of disclosure that is summarized in writing and provided to the other party in such written form within twenty (20) days after such oral or visual disclosure ("Confidential Information"). Confidential Information does not include information that is (i) already known by the recipient party without an obligation of confidentiality,
(ii) publicly known or becomes publicly known through no unauthorized act of the recipient party, (iii) rightfully received from a third party, (iv) independently developed by the recipient party without use of the other party's Confidential information, (v) disclosed without similar restrictions to a third party by the party owning the Confidential Information, (vi) approved by the other party for disclosure, or (vii) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the disclosing party provides the other party with notice of such requirement prior to any such disclosure.

       C. Remedies. Each party acknowledges that the other would suffer
          --------
irreparable damage in the event of any breach of the provisions of this Section
11. Accordingly, in such event, a party will be entitled to temporary, preliminary and final injunctive relief, as well as any other applicable remedies at law or in equity against the party who has breached or threatened to breach this Section 11.

     D.   No Rights Granted. Nothing contained in this Agreement shall be
          -----------------
construed as granting or conferring any rights by license or otherwise in any Confidential Information disclosed to the receiving party. All Confidential Information shall remain the property of the disclosing party and shall be returned by the receiving party to the disclosing party upon request. All notes, abstracts, memoranda, or other documents prepared by receiving party which contain Confidential Information or any discussion thereof, shall be destroyed or returned to the disclosing party upon written request. If the parties hereto decide to enter into any licensing, development or other arrangement regarding any Confidential Information or present or future patent claims disclosed hereunder, it shall only be done on the basis of a separate written agreement between them. No disclosure of any Confidential Information hereunder shall be construed a public disclosure of such Confidential Information by either party for any purpose whatsoever.

12.  General Provisions.

     A. Service Disclaimer. Except as expressly set forth herein, GTEW makes no warranties or representations, either express or implied, concerning the CDPD Services, and GTEW expressly disclaims warranties of fitness for a particular use or purpose, the warranty of merchantability and any other warranty implied by law.

     B.  Force Majeure. Neither party shall be liable for any delays or failure
         -------------
     to perform resulting directly or indirectly from acts of God, any governmental authority, accidents and disruptions, including fires, explosions, war, insurrection, riots, labor disputes and strikes. In addition to such causes, neither party shall in any event be liable for delay or failure to perform resulting directly or indirectly from any cause which is beyond that party's reasonable control.

     C.  Regulations. This Agreement shall at all times be subject to the
         -----------
     decisions, orders, statutes and rules of the federal and state regulatory authorities having jurisdiction over the CDPD Services provided under this Agreement.

     D.  Events of Default.
         -----------------

            1. It shall be a Customer default under this Agreement if Customer is thirty (30) days overdue on any undisputed payments under Exhibit B.

            2. Any one of the following events shall constitute a default by either party under this Agreement:

                 a. The party becomes insolvent or makes an assignment for the benefit of creditors;

                 b. A receiver, trustee, conservator, or liquidator of all or a substantial part of the party's assets is appointed with or without said party's application or consent;

                 c. A petition is filed by or against (without dismissal within 60 days) the party under the Bankruptcy Code or any amendment thereto or under any other insolvency law or laws providing for the relief of debtors; or

                 d. The party assigns or attempts to assign this contract to a third party, except as set forth in Section 9F.

     E.   Termination. Either party may terminate this Agreement in the event of
          -----------
     the other party's material default, as set forth in Section 12D, which remains unresolved for a period of thirty (30) days following written notice by the non-defaulting party. GTEW may terminate this Agreement, without liability to Customer, in any of the areas set forth on Exhibit A, wherein GTEW or an affiliate company sells, ceases to own, manage or operate the network therein. Should GTEW terminate this Agreement, the Customer shall be entitled to a refund of any payment made in advance of the actual provision of services. In the event that GTEW modifies its Markets so that CDPD Services to Customer are substantially curtailed, Customer may terminate this Agreement upon ten days prior written notice to GTEW. In addition, GTEW may terminate this Agreement if it determines, in its business judgment, to discontinue CDPD Services as a commercial offering.

     F.   Non-assignment. Neither party may assign this Agreement, except to an
          --------------
     affiliate company or upon GTEW's sale of any market as provided hereinafter, without the other's prior written consent, and such consent shall not be unreasonably withheld. In the event that Customer re-incorporates in another state and assigns this Agreement to the newly-incorporated entity, which new entity will assume all of the Customer's rights and responsibilities hereunder and which new entity will be a successor to Customer, then this Agreement may be assigned by Customer to the new entity upon notice to GTEW. In the event of the sale of any market or the cessation of ownership, management or control by GTEW, GTEW may seek the assignment of this Agreement to its successor without the requirement of Customer's consent; any such assignment will include an assumption by the assignee of GTEW's rights and responsibilities hereunder and will act to relieve GTEW of such rights and responsibilities, in the event that GTEW assigns this Agreement to a successor, which successor assumes GTEW's rights and responsibilities hereunder, GTEW will make a good faith effort to notify Customer before such assignment and will in any case notify Customer promptly after such assignment, and Customer may terminate this Agreement at its sole discretion due to such assignment within thirty days after written notification of the assignment from GTEW. Notwithstanding the above provisions, nothing contained herein shall be construed as an obligation or requirement by GTEW to obtain any such assignment or as a condition of sale of any market or customer base.

     G.   Non-waiver. Failure of either party to this Agreement to enforce any
          ----------
     right shall not constitute a waiver of such right or any other right, whether of a similar or dissimilar nature, and shall not prohibit the exercise of the same right at a future date.

     H.   Severability. In the event that any provision of this Agreement shall
          ------------
     be found to be void or unenforceable, such finding shall not be construed to render any other provision of this Agreement either void or unenforceable, and all other provisions which are invalid or unenforceable shall not substantially affect the rights or obligations granted to or undertaken by either party.

     I.  Headings. The headings of the provisions of this Agreement are inserted
         --------
     for convenience only and shall not constitute a part hereof.

     J.  Law Governing. This Agreement is entered into under the laws of the
         -------------
     State of Georgia and shall be construed thereunder.

     K.  Counterparts. This Agreement may be signed in two or more counterparts,
         ------------
     each of which shall be considered an original and which shall, taken together, constitute this Agreement.

13. Notice. Any notice to be given hereunder by either party to the other shall be in writing and shall be deemed given when sent by postage prepaid certified or registered United States mail.

     Notices to GTEW shall be addressed to:
             GTE Wireless Incorporated
             David Gambrell
             Business Marketing - Data Products
             One GTE Place
             Alpharetta, Georgia 30004
             Phone: (678) 339-4000

             cc:  Dale Voyles
                  Commercial Contracts Counsel
                  (same address)

     Notices to Customer shall be addressed to:
             @Road, Inc,
             47200 Bayside Parkway
             Fremont, California 94538
             Attention: Brett Moore
             Phone: 510-668-1638
             Fax: 510-353-6021

             Cc:  J.D. Fay
                  General Counsel
                  (same address and telephone)
                  Fax: 510-353-6028

     If either party changes its address during the term hereof, it shall so advise the other party in writing and any notice thereafter required to be given shall be given to such new address.

14. Entire Agreement. This is the CDPD Data National Service Agreement referenced in Section 2.4 (a) of the Joint Marketing Agree, merit between the parties entered into as of even date hereof, which is expressly incorporated

                   Fax: 510-353-6028

     If either party changes its address during the term hereof, it shall so advise the other party in writing and any notice thereafter required to be given shall be given to such new address.

14. Entire Agreement. This is the CDPD Data National Service Agreement referenced in Section 2.4 (a) of the Joint Marketing Agreement between the parties entered into as of even date hereof, which is expressly incorporated herein by this reference, and these two agreements, including all Exhibits, constitute the entire and only agreements between the parties with regard to the subject matter hereof and thereof, and any representation, promise or condition, whether oral or in writing, including prior or contemporaneous representations of sales representatives or other personnel of GTEW, which is not fully set forth herein or expressly incorporated herein by reference shall not be binding upon either party. Other than the two agreements expressly referenced herein, this Agreement supersedes all other agreements between the parties on this subject matter. Any addition to or waiver, alteration or modification of the foregoing conditions shall not be valid or binding upon either party unless made in writing, and signed on behalf of both parties by an authorized representative.

15.  Term. The term of this Agreement is from May 5, 2000 to May 5, 2001.

     The parties hereto have executed this Agreement through duly authorized representatives and wishing to be legally bound hereto are so bound as of this 5/th/ day of May, 2000.


     @ROAD, INC.                    GTE/WIRELESS INCORPORATED

     By: /s/ Krish Panu             By: /s/ Michael McDunough
         --------------                   -------------------
     (Signature)                    (Signature)

     Name: Krish Panu               Name: Michael McDunough
           ----------                     -----------------

     Title: Chairman and CEO        Title: President
           -----------------               ----------------

                                    By: /s/ Dale Voyles
                                        -------------------
                                    (Signature)

                                    Name: Dale Voyles
                                          -----------------

                                    Title: Assistant Secretary
                                           -------------------

                                   Exhibit A

                                 GTEW MARKETS



GTEW Markets
------------

          City                           State       A Side/B Side
          ----                           -----       -------------

          Akron                          OH               B
          Austin                         TX               B
          Bakersfield                    CA               B
          Bradenton                      FL               B
          Canton                         OH               B
          Cleveland                      OH               B
          Frankfort                      KY               A
          Fresno                         CA               B
          Honolulu                       HI               B
          Houston                        TX               B
          Galveston                      TX               B
          Greenville                     VA               B
          Indianapolis                   IN               B
          Lakeland-Winter Haven          FL               B
          Lorain-Elyria                  OH               B
          Louisville                     KY               A
          Memphis                        TN               A
          Nashville                      TN               A
          Newport News                   VA               B
          Norfolk                        VA               B
          Petersburg-Colonial Heights    VA               B
          Raleigh-Durham                 NC               A
          Richmond                       VA               B
          San Diego                      CA               A
          San Francisco-Oakland          CA               B
          San Jose                       CA               B
          Tampa                          FL               B
          Visalia-Tulare                 CA               B

                                   Exhibit A
                                  (continued)


     GTEW Markets
     ------------
          AMERITECH
          Chicago                            IL        B
          Aurora-Elgin                       IL        B
          Joliet                             IL        B
          St. Louis                          MO        A
          Springfield                        IL        B
          Bloomington                        IL        A

     Non-GTEW Markets
     ----------------

SBC Market
          Cincinnati                         OH        B
          Dayton                             OH        B
          Detroit-Ann Arbor                  MI        B
          Flint                              MI        B


     BELL ATLANTIC/NYNEX
          Anderson                           SC
          Allentown                          PA
          Atlantic City                      NJ
          Baltimore                          MD
          Boston                             MA
          Bridgeport/Stamford                CT
          Norwalk/Danbury                    CT
          Charlotte                          NC
          Frederick                          MD
          Greenville                         SC
          Hartford                           CT
          Hunterdon                          NJ
          Long Branch-Asbury Park            NJ
          Manchester-Nashua                  NH
          New Brunswick                      NJ
          New Haven                          CT
          New London/Norwich                 CT
          NYC                                NY
          Petersburg-Colonial Heights        PA
          Philadelphia                       PA
          Pittsburgh                         PA
          Trenton                            NJ

          Wilmington                         DE
          Worchester-Fitchburg               MA


                                   Exhibit A
                                  (continued)

     Non-GTE Markets
     ---------------

     AT&T WIRELESS
          Dallas                             TX
          Denver                             CO
          Jacksonville                       FL
          Las Vegas                          NV
          Los Angeles                        CA
          Miami-Ft Lauderdale                FL
          Minneapolis-St. Paul               MN
          Modesto                            CA
          Oklahoma City                      OK
          Orlando                            FL
          Portland                           OR
          Reno                               NV
          Sacramento                         CA
          Salt Lake                          UT
          San Antonio                        TX
          Seattle-Everett                    WA
          Stockton                           CA
          Tulsa                              OK
          Tacoma                             WA
          West Palm Beach                    FL

     SOUTHWESTCO
          Albuquerque                        NM
          Cococino                           AZ
          El Paso                            TX
          Las Cruces                         NM
          Phoenix                            AZ
          Tucson                             AZ

                                   Exhibit B


                                 CDPD Pricing

------------------------------------------------------------------------------------------------------------
                                                                                             Visiting
Tier                                   Activation       Monthly            Home Rate         Charge
                     Number Of         Fee              Access Fee*        Price Per         Per
                     NEI's             Per NEI          Per NEI            Kilobyte**        Kilobyte***
------------------------------------------------------------------------------------------------------------
  I                  0 - 500             [****]           [****]           [****]             [****]
 ------------------------------------------------------------------------------------------------------------
  II                 501-2500            [****]           [****]           [****]             [****]
------------------------------------------------------------------------------------------------------------
  III                2501-5000           [****]           [****]           [****]             [****]
------------------------------------------------------------------------------------------------------------
  IV                 5001-10000          [****]           [****]           [****]             [****]
------------------------------------------------------------------------------------------------------------
  V                  10001+              [****]           [****]           [****]             [****]
------------------------------------------------------------------------------------------------------------

*No kilobytes are included in the Monthly Access Fee.
**Home Rate Price per Kilobyte applies to CDPD usage on GTEW CDPD network, only in GTEW Home Markets as determined by CDPD usage of end user.
***Visiting Charges apply to all CDPD usage on CDPD networks provided by carriers other than GTEW in lieu of the Home Rate set forth above.

Customer's tier for each month for the purposes of pricing for all active units will be calculated based on the number of units active for Customer at the end of the previous month, and this tier can fluctuate either up or down. For example, if Customer ends the month of February with 1050 units active, pricing for March for the CDPD service for ALL of Customer's active units will be at the [****] monthly recurring fee and [****] per kilobyte. If Customer then ends March with 2501 active units, pricing for April for the CDPD service for ALL of Customer's active units will be at the [****] monthly recurring fee and [****] per kilobyte. Likewise, if Customer then ends April with only 1000 active units, pricing for May will be priced at the [****] monthly recurring fee and [****] per kilobyte. Activation fees are one-time charges per NEL and are calculated according to specific tiered intervals. For example, number 1 through number 2500 NEI are subject to a [****] per NEI activation fee. All NEI's above 2500 are subject to a [****] per NEI activation fee. Activation fee tiers are based on total active NEI's in Customer account at the time of activation.


****  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Frame F-ES Prices

1) 56kbps Service (16kbps PVCs)

Meet Us at the Hub
Install:                                 [*] one time
Service Monthly:                         [*]

Customer Managed Service
Install:                                 [*] One time
Service Monthly:                         [*]
LEC Charge Monthly:                      variable per customer

Full Service:
Install:                                 [*] one time OR Monthly Rental [*]

Service Monthly:                         [*]
LEC Charge Monthly:                      variable per customer

2) 256kbps Fractional T1 Service (64kbps PVCs)

Meet Us at the Hub
Install:                                 [*] one time
Service Monthly:                         [*]

Customer Managed Service
Install:                                 [*] One time
Service Monthly:                         [*]
LEC Charge Monthly:                      variable per customer

Full Service:
Install:                                 [*] one time OR Monthly Rental [*]

Service Monthly:                         [*]
LEC Charge Monthly:                      variable per customer

                                       2

* CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.